--------------------------------------------------------------------------------



                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported) October 15, 2004


                                  CWABS, INC.
         -----------------------------------------------------------
            (Exact name of registrant as specified in its charter)




             Delaware                    333-109272               95-4596514
----------------------------------    ---------------       --------------------
   (State or Other Jurisdiction         (Commission            (I.R.S. Employer
         of Incorporation)              File Number)         Identification No.)

         4500 Park Granada
       Calabasas, California                                        91302
----------------------------------                          --------------------
       (Address of Principal                                      (Zip Code)
        Executive Offices)


Registrant's telephone number, including area code (818) 225-3237
                                                   ----- --------
--------------------------------------------------------------------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8.
----------


Item 8.01. Other Events.
----       ------------


Description of the Mortgage Pool*
--------------------------------


      CWABS, Inc. (the "Company") entered into a Sale and Servicing Agreement dated as of September 29, 2004 (the "Sale and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as seller, and JPMorgan Chase Bank, as indenture trustee, providing for the issuance of the Company's Revolving Home Equity Loan Asset Backed Notes, Series 2004-N.






























_____________________________
     * Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated September 14, 2004 and the Prospectus Supplement dated September 29, 2004 of CWABS, Inc., relating to its CWABS Revolving Home Equity Loan Trust 2004-N, Revolving Home Equity Loan Asset-Backed Notes, Series 2004-N.

The sum of the columns below may not equal the total indicated due to rounding. The following tables describe the statistical calculation mortgage loans and the related mortgage properties as of the close of business on the Statistical Calculation Date.

                                                            Loan Group 1

                                          Principal Balances for the Group 1 Mortgage Loans

                                                                                                             Weighted
                                                          Percent of                 Weighted    Weighted     Average      Weighted
                                 Aggregate      Number     Aggregate     Average      Average    Average      Credit       Average
                                 Principal        of       Principal     Current       Gross    Remaining     Bureau       Combined
     Range of Principal           Balance      Mortgage     Balance     Principal    Mortgage      Term        Risk        Loan-to-
        Balances ($)            Outstanding      Loans    Outstanding    Balance       Rate      (months)      Score     Value Ratio
----------------------------- --------------- ---------- ------------- ----------- ----------- ------------ ----------- ------------
      0.01 -  10,000.00.....   $  3,103,025       484        0.62%     $   6,411       6.207%     296.52       718         80.3%
 10,000.01 -  20,000.00.....     53,875,504     3,388       10.84         15,902       6.969      296.40       703         87.5
 20,000.01 -  30,000.00.....    111,746,783     4,363       22.48         25,612       6.996      296.93       705         90.4
 30,000.01 -  40,000.00.....    101,373,261     2,903       20.39         34,920       7.026      297.12       704         90.5
 40,000.01 -  50,000.00.....     82,994,646     1,829       16.69         45,377       6.916      296.96       706         90.1
 50,000.01 -  60,000.00.....     52,623,099       957       10.58         54,988       6.923      297.46       701         90.9
 60,000.01 -  70,000.00.....     33,644,459       522        6.77         64,453       6.800      297.16       703         90.0
 70,000.01 -  80,000.00.....     18,664,022       247        3.75         75,563       6.640      297.51       685         82.8
 80,000.01 -  90,000.00.....     11,571,887       136        2.33         85,087       6.748      296.64       691         84.0
 90,000.01 - 100,000.00.....     13,081,370       135        2.63         96,899       6.565      297.52       688         80.0
100,000.01 - 125,000.00.....      6,154,562        54        1.24        113,973       5.858      296.07       707         82.7
125,000.01 - 150,000.00.....      7,856,948        56        1.58        140,303       5.722      296.34       704         79.2
150,000.01 - 175,000.00.....        484,942         3        0.10        161,647       4.835      295.29       760         79.4
                              --------------- ---------- -------------
        Total                  $497,174,508    15,077      100.00%
                              =============== ========== =============


         As of the Statistical Calculation Date, the average principal balance of the statistical calculation mortgage loans in loan group 1 was approximately $32,976.




                                            Loan Programs for the Group 1 Mortgage Loans
                                                                                                             Weighted
                                                          Percent of                 Weighted    Weighted     Average     Weighted
                                 Aggregate      Number     Aggregate     Average      Average    Average      Credit       Average
                                 Principal        of       Principal     Current       Gross    Remaining     Bureau      Combined
                                  Balance      Mortgage     Balance     Principal    Mortgage      Term        Risk       Loan-to-
Description of Loans Programs   Outstanding      Loans    Outstanding    Balance       Rate      (months)      Score     Value Ratio
----------------------------- --------------- ---------- ------------- ----------- ----------- ------------ ----------- ------------
10 Year Draw, 20 Year Repay.   $  5,799,617        162        1.17%     $  35,800       5.402%     350.98       715           99.8%
10 Year Draw,  0 Year Repay.        340,210         10        0.07         34,021       5.412      109.00       738          100.0
 5 Year Draw,  5 Year Repay.        446,059         19        0.09         23,477       7.224      115.13       730           96.6
10 Year Draw, 15 Year Repay.    490,532,560     14,884       98.66         32,957       6.911      296.66       703           88.9
15 Year Draw,  0 Year Repay.         33,000          1        0.01         33,000       9.000      178.00       720           97.1
15 Year Draw, 10 Year Repay.         23,064          1          (1)        23,064       6.000      295.00       736           86.4
                              --------------- ---------- -------------
         Total                 $497,174,508     15,077      100.00%
                              =============== ========== =============

_____________________
     (1) Less than 0.01%.


                                              Loan Rates for the Group 1 Mortgage Loans

                                                                                                             Weighted
                                                          Percent of                 Weighted    Weighted     Average     Weighted
                                 Aggregate      Number     Aggregate     Average      Average    Average      Credit       Average
                                 Principal        of       Principal     Current       Gross    Remaining     Bureau      Combined
                                  Balance      Mortgage     Balance     Principal    Mortgage      Term        Risk       Loan-to-
    Range of Loan Rates (%)     Outstanding      Loans    Outstanding    Balance       Rate      (months)      Score     Value Ratio
----------------------------- --------------- ---------- ------------- ----------- ----------- ------------ ----------- ------------
Less than or equal to 3.000.   $ 12,445,458       348        2.50%     $  35,763       3.000%     297.79       703         93.5%
 3.001 -  3.500.............      1,705,610        47        0.34         36,290       3.250      298.10       691         91.0
 3.501 -  4.000.............      2,419,386        76        0.49         31,834       3.990      299.59       682         85.0
 4.001 -  4.500.............     21,964,743       644        4.42         34,107       4.490      296.62       741         70.9
 4.501 -  5.000.............     36,292,103       963        7.30         37,687       4.908      298.55       712         75.3
 5.001 -  5.500.............     19,489,835       456        3.92         42,741       5.374      300.90       705         81.1
 5.501 -  6.000.............     31,240,990       881        6.28         35,461       5.764      299.45       667         75.2
 6.001 -  6.500.............     44,611,774     1,606        8.97         27,778       6.346      296.39       724         86.3
 6.501 -  7.000.............    136,416,459     4,313       27.44         31,629       6.924      296.45       727         94.7
 7.001 -  7.500.............     45,697,416     1,433        9.19         31,889       7.411      296.58       672         90.1
 7.501 -  8.000.............     85,999,485     2,494       17.30         34,483       7.980      296.45       700         98.0
 8.001 -  8.500.............     14,764,625       483        2.97         30,569       8.284      296.45       709         95.8
 8.501 -  9.000.............     11,903,047       372        2.39         31,997       8.824      296.48       673         94.3
 9.001 -  9.500.............      5,939,087       203        1.19         29,257       9.218      296.06       677         96.6
 9.501 - 10.000.............      1,760,323        61        0.35         28,858       9.861      296.73       686         94.4
10.001 - 10.500.............      4,557,229       123        0.92         37,051      10.267      298.37       632         80.3
10.501 - 11.000.............     19,148,803       552        3.85         34,690      10.696      295.03       609         78.8
11.001 - 11.500.............        606,674        19        0.12         31,930      11.251      296.94       631         80.2
12.001 - 12.500.............        211,462         3        0.04         70,487      12.125      298.11       579         62.2
                              --------------- ---------- -------------
        Total                  $497,174,508    15,077      100.00%
                              =============== ========== =============

      As of the Statistical Calculation Date, the weighted average loan rate of the statistical calculation mortgage loans in loan group 1 was approximately 6.893%.


                                Months Remaining to Scheduled Maturity for the Group 1 Mortgage Loans

                                                                                                             Weighted
                                                          Percent of                 Weighted    Weighted     Average     Weighted
                                 Aggregate      Number     Aggregate     Average      Average    Average      Credit       Average
                                 Principal        of       Principal     Current       Gross    Remaining     Bureau      Combined
 Range of Months Remaining to     Balance      Mortgage     Balance     Principal    Mortgage      Term        Risk       Loan-to-
      Scheduled Maturity        Outstanding      Loans    Outstanding    Balance       Rate      (months)      Score     Value Ratio
----------------------------- --------------- ---------- ------------- ----------- ----------- ------------ ----------- ------------
109 - 120...................   $    786,269        29        0.16%     $  27,113       6.440%     112.48       734         98.1%
169 - 180...................         33,000         1        0.01         33,000       9.000      178.00       720         97.1
217 - 228...................         45,866         2        0.01         22,933       7.500      219.30       653         90.0
277 - 288...................      1,193,500        45        0.24         26,522       9.700      286.51       622         82.8
289 - 300...................    489,316,258    14,838       98.42         32,977       6.905      296.69       703         88.9
337 - 348...................          8,895         1         (1)          8,895       6.000      348.00       690         89.8
349 - 360...................      5,790,722       161        1.16         35,967       5.401      350.98       715         99.8
                              --------------- ---------- -------------
        Total                  $497,174,508    15,077      100.00%
                              =============== ========== =============
_____________________
/(1)/ Less than 0.01%.

      As of the Statistical Calculation Date, the weighted average remaining months to scheduled maturity of the statistical calculation mortgage loans in loan group 1 was approximately 297.

      The above table assumes that the draw period for the statistical calculation mortgage loans with (a) five year draw periods and fifteen year repayment periods will be extended for an additional five years and (b) five year draw periods and ten year repayment periods will not be extended.


                                    Combined Loan-to-Value Ratios for the Group 1 Mortgage Loans

                                                                                                             Weighted
                                                          Percent of                 Weighted    Weighted     Average     Weighted
                                 Aggregate      Number     Aggregate     Average      Average    Average      Credit       Average
                                 Principal        of       Principal     Current       Gross    Remaining     Bureau      Combined
      Range of Combined           Balance      Mortgage     Balance     Principal    Mortgage      Term        Risk       Loan-to-
   Loan-to-Value Ratio (%)      Outstanding      Loans    Outstanding    Balance       Rate      (months)      Score     Value Ratio
----------------------------- --------------- ---------- ------------- ----------- ----------- ------------ ----------- ------------
 0.01 -  10.00.............    $     36,644         2        0.01%     $  18,322       5.947%     297.93       660         10.0%
10.01 -  20.00.............         118,203         6        0.02         19,701       5.674      296.71       725         17.4
20.01 -  30.00.............         962,801        26        0.19         37,031       6.037      296.46       706         26.8
30.01 -  40.00.............       1,935,950        67        0.39         28,895       6.166      296.84       687         35.5
40.01 -  50.00.............       6,703,495       196        1.35         34,202       5.696      296.63       701         46.0
50.01 -  60.00.............      12,549,407       345        2.52         36,375       5.827      296.74       695         56.0
60.01 -  70.00.............      33,839,571       931        6.81         36,348       5.696      296.67       693         66.9
70.01 -  80.00.............      55,673,194     1,578       11.20         35,281       5.974      296.78       680         77.5
80.01 -  90.00.............     127,126,764     4,421       25.57         28,755       7.190      296.60       686         88.6
90.01 - 100.00.............     258,228,480     7,505       51.94         34,408       7.194      297.30       718         98.0
                              --------------- ---------- -------------
       Total                   $497,174,508    15,077      100.00%
                              =============== ========== =============

      As of the Statistical Calculation Date, the weighted average combined loan-to-value ratio of the statistical calculation mortgage loans in loan group 1 was approximately 89.03%.

     The geographic location used for the following table is determined by the address of the mortgaged property securing the related mortgage loan.

                                       Geographic Distribution for the Group 1 Mortgage Loans
                                                                                                             Weighted
                                                          Percent of                 Weighted    Weighted     Average     Weighted
                                 Aggregate      Number     Aggregate     Average      Average    Average      Credit       Average
                                 Principal        of       Principal     Current       Gross    Remaining     Bureau      Combined
                                  Balance      Mortgage     Balance     Principal    Mortgage      Term        Risk       Loan-to-
             State              Outstanding      Loans    Outstanding    Balance       Rate      (months)      Score     Value Ratio
----------------------------- --------------- ---------- ------------- ----------- ----------- ------------ ----------- ------------
Alaska......................   $  1,257,365        37        0.25%     $  33,983       6.372%     296.72       713          90.7%
Alabama.....................      7,821,124       289        1.57         27,063       7.137      297.20       715          95.2
Arizona.....................     18,109,370       598        3.64         30,283       6.825      296.92       705          92.2
California..................    100,671,593     2,450       20.25         41,090       6.966      296.57       692          83.3
Colorado....................     21,095,722       619        4.24         34,080       6.759      297.03       715          93.7
Connecticut.................      5,346,843       150        1.08         35,646       6.913      296.92       698          86.4
District of Columbia........        746,476        19        0.15         39,288       6.221      296.88       713          88.6
Delaware....................      1,953,266        57        0.39         34,268       6.479      300.91       702          90.0
Florida.....................     36,088,176     1,173        7.26         30,766       6.846      296.62       708          90.8
Georgia.....................     13,702,168       455        2.76         30,115       6.726      296.59       705          94.4
Hawaii......................      2,786,441        73        0.56         38,170       6.608      296.88       695          80.4
Iowa........................      2,291,788        95        0.46         24,124       7.248      299.17       713          95.4
Idaho.......................      4,445,643       173        0.89         25,697       7.151      297.24       710          92.4
Illinois....................     19,919,934       621        4.01         32,077       6.846      297.49       711          91.5
Indiana.....................      7,062,879       278        1.42         25,406       7.076      297.11       704          93.8
Kansas......................      3,345,345       140        0.67         23,895       6.814      297.21       710          95.0
Kentucky....................      4,506,417       167        0.91         26,985       6.887      298.16       715          94.8
Louisiana...................      4,653,745       172        0.94         27,057       6.922      297.53       704          89.7
Massachusetts...............     12,034,187       316        2.42         38,083       6.511      297.25       695          83.6
Maryland....................     12,123,737       319        2.44         38,005       7.101      297.82       693          87.9
Maine.......................      1,550,019        49        0.31         31,633       6.555      298.13       698          88.2
Michigan....................     15,628,075       523        3.14         29,882       6.774      302.85       703          92.0
Minnesota...................      7,725,430       236        1.55         32,735       6.571      296.78       702          89.9
Missouri....................      6,284,638       222        1.26         28,309       6.831      296.77       704          93.8
Mississippi.................      1,739,291        71        0.35         24,497       7.287      297.95       707          93.6
Montana.....................      2,003,569        62        0.40         32,316       6.652      297.41       716          89.1
North Carolina..............     10,874,418       392        2.19         27,741       6.835      297.32       714          93.4
North Dakota................        311,796        15        0.06         20,786       7.519      297.37       680          92.8
Nebraska....................        839,880        36        0.17         23,330       7.500      297.62       699          94.1
New Hampshire...............      4,170,631       108        0.84         38,617       6.851      297.76       702          87.4
New Jersey..................     21,065,994       592        4.24         35,584       6.710      296.43       696          83.5
New Mexico..................      2,269,717        78        0.46         29,099       7.083      297.76       700          91.3
Nevada......................     19,165,853       499        3.85         38,409       7.127      296.99       701          88.5
New York....................     18,138,516       534        3.65         33,967       6.285      297.86       704          80.8
Ohio........................     12,345,331       435        2.48         28,380       7.163      296.49       708          93.7
Oklahoma....................      2,648,003        98        0.53         27,020       6.877      296.94       703          92.2
Oregon......................      7,608,876       232        1.53         32,797       7.101      297.13       706          93.5
Pennsylvania................     16,234,778       574        3.27         28,284       6.945      296.97       706          90.3
Rhode Island................      1,728,882        46        0.35         37,584       6.407      297.26       708          85.6
South Carolina..............      4,125,436       151        0.83         27,321       7.093      297.39       711          93.1
South Dakota................        633,701        19        0.13         33,353       6.533      296.65       693          89.1
Tennessee...................      6,799,747       258        1.37         26,356       7.165      295.91       712          95.7
Texas.......................      2,493,956        85        0.50         29,341       7.249      296.67       722          95.3
Utah........................      5,626,342       200        1.13         28,132       7.087      296.64       710          93.5
Virginia....................     15,686,066       446        3.16         35,171       7.117      296.57       704          90.3
Vermont.....................        655,367        22        0.13         29,789       6.247      307.37       707          93.4
Washington..................     20,201,324       581        4.06         34,770       7.041      297.23       708          92.1
Wisconsin...................      6,230,515       226        1.25         27,569       6.986      296.98       704          92.1
West Virginia...............      1,440,071        54        0.29         26,668       7.079      242.19       705          95.2
Wyoming.....................        986,064        32        0.20         30,815       7.260      296.47       695          88.8
                              --------------- ---------- -------------
        Total                  $497,174,508    15,077      100.00%
                              =============== ========== =============


                                 Credit Scores for the Mortgage Loans for the Group 1 Mortgage Loans

                                                                                                             Weighted
                                                          Percent of                 Weighted    Weighted     Average     Weighted
                                 Aggregate      Number     Aggregate     Average      Average    Average      Credit       Average
                                 Principal        of       Principal     Current       Gross    Remaining     Bureau      Combined
                                  Balance      Mortgage     Balance     Principal    Mortgage      Term        Risk       Loan-to-
    Range of Credit Scores      Outstanding      Loans    Outstanding    Balance       Rate      (months)      Score     Value Ratio
----------------------------- --------------- ---------- ------------- ----------- ----------- ------------ ----------- ------------
821 - 840...................   $  1,195,312        48         0.24%    $  24,902       6.100%    296.89        828          83.9%
801 - 820...................      5,499,751       203         1.11        27,092       6.337     296.6         807          86.4
781 - 800...................     21,093,019       680         4.24        31,019       6.354     296.87        789          88.1
761 - 780...................     38,151,592     1,221         7.67        31,246       6.453     297.08        770          90.7
741 - 760...................     55,155,093     1,724        11.09        31,993       6.627     296.85        750          92.0
721 - 740...................     67,428,351     2,049        13.56        32,908       6.686     296.79        730          91.7
701 - 720...................     76,115,829     2,231        15.31        34,117       6.624     297.27        710          91.9
681 - 700...................     63,430,489     1,891        12.76        33,543       6.858     297.08        690          90.2
661 - 680...................     63,338,051     1,855        12.74        34,145       6.966     297.60        670          90.0
641 - 660...................     49,379,485     1,521         9.93        32,465       6.972     296.78        651          84.1
621 - 640...................     35,779,487     1,073         7.20        33,345       7.283     296.74        631          82.1
601 - 620...................     11,593,951       331         2.33        35,027       9.388     295.99        612          79.2
581 - 600...................      6,503,916       182         1.31        35,736      10.503     295.57        591          76.7
561 - 580...................      1,637,010        40         0.33        40,925      10.576     295.30        573          77.0
560 or less.................        873,172        28         0.18        31,185       9.996     299.75        535          82.3
                              --------------- ---------- -------------
        Total                  $497,174,508    15,077       100.00%
                              =============== ========== =============

      As of the Statistical Calculation Date, the weighted average credit score of the statistical calculation mortgage loans in loan group 1 was approximately 703.






                                            Property Type for the Group 1 Mortgage Loans

                                                                                                              Weighted
                                                          Percent of                 Weighted    Weighted     Average     Weighted
                                 Aggregate      Number     Aggregate     Average      Average     Average      Credit      Average
                                 Principal        of       Principal     Current       Gross     Remaining     Bureau     Combined
                                  Balance      Mortgage     Balance     Principal    Mortgage      Term         Risk      Loan-to-
         Property Type          Outstanding      Loans    Outstanding    Balance       Rate      (months)      Score     Value Ratio
----------------------------- --------------- ---------- ------------- ----------- ----------- ------------ ----------- ------------
Single Family................. $358,526,942     11,022       72.11%     $  32,528       6.904%     297.08        699        88.3%
Planned Unit Development (PUD)   79,039,103      2,253       15.90         35,082       6.933      296.52        707        91.6
Low-rise Condominium..........   49,123,791      1,511        9.88         32,511       6.773      297.10        722        91.7
2 - 4 Units...................    7,431,608        191        1.49         38,909       6.703      296.94        700        81.5
High-rise Condominium.........    2,118,548         64        0.43         33,102       7.783      298.61        712        93.0
Manufactured Housing (1)......      934,517         36        0.19         25,959       5.109      296.78        712        73.8
                              --------------- ---------- -------------
         Total                 $497,174,508     15,077      100.00%
                              =============== ========== =============

______________________
/(1)/ Treated as real property


                                            Gross Margins for the Group 1 Mortgage Loans

                                                                                                             Weighted
                                                          Percent of                 Weighted    Weighted     Average      Weighted
                                 Aggregate      Number     Aggregate     Average      Average    Average      Credit       Average
                                 Principal        of       Principal     Current       Gross    Remaining     Bureau       Combined
                                  Balance      Mortgage     Balance     Principal    Mortgage      Term        Risk        Loan-to-
  Range of Gross Margins (%)    Outstanding      Loans    Outstanding    Balance       Rate      (months)      Score     Value Ratio
----------------------------- --------------- ---------- ------------- ----------- ----------- ------------ ----------- ------------
Less than or equal to 0.000.   $ 23,333,347        667        4.69%   $ 34,983        4.556%     300.25       743         72.4%
0.001 - 0.250...............      7,390,914        197        1.49      37,517        4.659      297.34       691         66.0
0.251 - 0.500...............     29,082,403        773        5.85      37,623        4.921      297.62       717         77.0
0.501 - 0.750...............      5,690,195        140        1.14      40,644        5.053      299.54       703         78.7
0.751 - 1.000...............     14,012,970        319        2.82      43,928        5.364      299.02       705         81.6
1.001 - 1.250...............     23,526,827        648        4.73      36,307        5.662      297.38       656         73.1
1.251 - 1.500...............      8,797,048        255        1.77      34,498        5.533      301.47       709         81.9
1.501 - 1.750...............     11,852,301        311        2.38      38,110        5.981      297.27       698         78.6
1.751 - 2.000...............     34,769,959      1,359        6.99      25,585        6.259      296.36       732         89.2
2.001 - 2.250...............     29,512,405        972        5.94      30,363        6.629      296.87       700         89.1
2.251 - 2.500...............    108,886,523      3,407       21.90      31,960        6.932      296.44       735         96.2
2.501 - 2.750...............     14,630,615        416        2.94      35,170        7.046      296.82       699         91.0
2.751 - 3.000...............     33,085,898      1,076        6.65      30,749        7.332      296.62       661         90.0
3.001 - 3.250...............      6,771,658        224        1.36      30,231        6.822      295.43       687         93.8
3.251 - 3.500...............     82,223,516      2,354       16.54      34,929        7.913      296.60       701         98.3
3.501 - 3.750...............      9,589,398        340        1.93      28,204        7.995      296.27       707         95.5
3.751 - 4.000...............      6,034,419        166        1.21      36,352        8.026      296.94       708         96.1
4.001 - 4.250...............      7,917,722        265        1.59      29,878        7.927      296.91       672         93.3
4.251 - 4.500...............      5,682,120        159        1.14      35,737        8.345      296.26       673         96.1
4.501 - 4.750...............      4,938,442        170        0.99      29,050        8.987      295.96       681         97.0
4.751 - 5.000...............      1,645,765         50        0.33      32,915        7.529      297.04       655         94.7
5.001 - 5.250...............        686,307         26        0.14      26,396        9.694      296.99       726         94.5
5.251 - 5.500...............      1,631,820         55        0.33      29,669        7.429      296.97       662         96.2
5.501 - 5.750...............      1,046,677         28        0.21      37,381       10.161      296.57       684         84.1
5.751 - 6.000...............        222,289          5        0.04      44,458        8.975      295.84       630         80.9
6.001 - 6.250...............     17,016,120        492        3.42      34,586       10.379      295.97       618         79.9
6.251 - 6.500...............      6,244,113        179        1.26      34,883       10.467      295.17       589         75.8
6.501 - 6.750...............        738,345         20        0.15      36,917       10.895      297.31       630         81.6
6.751 - 7.000...............          2,931          1         (1)       2,931       11.500      299.00       649         90.0
7.501 - 7.750...............        211,462          3        0.04      70,487       12.125      298.11       579         62.2
                              --------------- ---------- -------------
       Total                   $497,174,508     15,077      100.00%
                              =============== ========== =============

____________________
     (1) Less than 0.01%.

      As of the Statistical Calculation Date, the weighted average gross margin of the statistical calculation mortgage loans in loan group 1 was approximately 2.540%.


      The credit limit utilization rates in the following table are determined by dividing the principal balance as of the Statistical Calculation Date for the particular grouping by the aggregate of the credit limits of the related credit line agreements.



                                    Credit Limit Utilization Rates for the Group 1 Mortgage Loans

                                                                                                            Weighted
                                                          Percent of                Weighted    Weighted     Average     Weighted
                                 Aggregate      Number     Aggregate     Average     Average    Average      Credit       Average
                                 Principal        of       Principal     Current      Gross    Remaining     Bureau      Combined
       Range of Credit            Balance      Mortgage     Balance     Principal   Mortgage      Term        Risk       Loan-to-
 Limit Utilization Rates (%)    Outstanding      Loans    Outstanding    Balance      Rate      (months)      Score     Value Ratio
----------------------------- --------------- ---------- ------------- ----------- ----------- ------------ ----------- ------------
 0.01 -  10.00..............   $    361,311        105        0.07%     $  3,441       5.887%     296.55       728         74.5%
10.01 -  20.00..............        920,330        120        0.19         7,669       5.394      295.97       743         70.5
20.01 -  30.00..............      2,058,609        153        0.41        13,455       6.140      295.38       716         76.0
30.01 -  40.00..............      4,185,596        224        0.84        18,686       5.730      297.21       722         74.2
40.01 -  50.00..............      7,231,157        324        1.45        22,318       6.079      297.76       710         77.6
50.01 -  60.00..............      9,785,101        377        1.97        25,955       5.967      297.48       710         76.2
60.01 -  70.00..............     13,548,669        469        2.73        28,888       6.213      296.33       704         79.7
70.01 -  80.00..............     15,898,635        533        3.20        29,829       6.427      297.28       699         80.2
80.01 -  90.00..............     23,126,153        700        4.65        33,037       6.255      298.05       700         82.0
90.01 - 100.00..............    420,058,948     12,072       84.49        34,796       7.023      296.93       702         90.8
                              --------------- ---------- -------------
       Total                   $497,174,508    15,077      100.00%
                              =============== ========== =============

      As of the Statistical Calculation Date, the average credit limit utilization rate of the statistical calculation mortgage loans in loan group 1 was approximately 91.36%.




                                          Maximum Loan Rates for the Group 1 Mortgage Loans

                                                                                                            Weighted
                                                          Percent of                Weighted    Weighted     Average     Weighted
                                 Aggregate      Number     Aggregate     Average     Average    Average      Credit       Average
                                 Principal        of       Principal     Current      Gross    Remaining     Bureau      Combined
                                  Balance      Mortgage     Balance     Principal   Mortgage      Term        Risk       Loan-to-
    Maximum Loan Rates (%)      Outstanding      Loans    Outstanding    Balance      Rate      (months)      Score     Value Ratio
----------------------------- --------------- ---------- ------------- ----------- ----------- ------------ ----------- ------------
12.000......................   $     29,385          1        0.01%     $ 29,385       5.25%      352.00       732        100.0%
15.000......................         24,980          1        0.01        24,980       5.500      352.00       689        100.0
16.000......................     11,047,875        397        2.22        27,828       6.850      297.31       713         93.3
17.000......................     38,049,838      1,244        7.65        30,587       6.886      296.67       708         91.1
18.000......................    424,250,242     12,753       85.33        33,267       6.699      297.08       707         89.3
21.000......................     23,772,189        681        4.78        34,908      10.400      295.73       610         78.5
                              --------------- ---------- -------------
     Total                     $497,174,508     15,077      100.00%
                              =============== ========== =============

      As of the Statistical Calculation Date, the weighted average maximum loan rate of the statistical calculation mortgage loans in loan group 1 was approximately 18.022%.


                                            Credit Limits for the Group 1 Mortgage Loans

                                                                                                              Weighted
                                                            Percent of                Weighted    Weighted     Average    Weighted
                                   Aggregate      Number     Aggregate     Average     Average    Average      Credit      Average
                                   Principal        of       Principal     Current      Gross    Remaining     Bureau     Combined
                                    Balance      Mortgage     Balance     Principal   Mortgage      Term        Risk      Loan-to-
  Range of Credit Limits ($)      Outstanding      Loans    Outstanding    Balance      Rate      (months)      Score    Value Ratio
----------------------------- --------------- ---------- ------------- ----------- ----------- ------------ ----------- ------------
      0.01 -  10,000.00.....   $    457,964         61        0.09%     $  7,508       6.514%     296.73       695         83.4%
 10,000.01 -  20,000.00.....     43,052,232      2,832        8.66        15,202       7.102      296.38       701         89.0
 20,000.01 -  30,000.00.....    106,183,328      4,401       21.36        24,127       7.057      296.88       705         91.3
 30,000.01 -  40,000.00.....     98,127,478      2,991       19.74        32,808       7.069      297.01       705         91.4
 40,000.01 -  50,000.00.....     87,563,045      2,132       17.61        41,071       6.895      296.88       706         89.2
 50,000.01 -  60,000.00.....     53,267,567      1,046       10.71        50,925       6.963      297.47       701         91.0
 60,000.01 -  70,000.00.....     33,533,243        582        6.74        57,617       6.831      297.50       704         90.8
 70,000.01 -  80,000.00.....     21,227,539        348        4.27        60,999       6.496      297.48       688         81.8
 80,000.01 -  90,000.00.....     13,247,303        185        2.66        71,607       6.725      297.58       691         84.9
 90,000.01 - 100,000.00.....     21,774,230        305        4.38        71,391       6.339      297.07       693         76.9
100,000.01 - 125,000.00.....      7,084,571         83        1.42        85,356       5.862      296.10       707         82.7
125,000.01 - 150,000.00.....     10,876,408        105        2.19       103,585       5.631      296.37       711         77.5
150,000.01 - 175,000.00.....        779,601          6        0.16       129,934       5.110      294.23       756         84.5
                              --------------- ---------- -------------
    Total                      $497,174,508     15,077      100.00%
                              =============== ========== =============

      As of the Statistical Calculation Date, the average credit limit of the statistical calculation mortgage loans in loan group 1 was approximately $36,962.


                                            Lien Priority for the Group 1 Mortgage Loans

                                                                                                            Weighted
                                                          Percent of                Weighted    Weighted     Average     Weighted
                                 Aggregate      Number     Aggregate     Average     Average    Average      Credit       Average
                                 Principal        of       Principal     Current      Gross    Remaining     Bureau      Combined
                                  Balance      Mortgage     Balance     Principal   Mortgage      Term        Risk       Loan-to-
         Lien Priority          Outstanding      Loans    Outstanding    Balance      Rate      (months)      Score     Value Ratio
----------------------------- --------------- ---------- ------------- ----------- ----------- ------------ ----------- ------------
Second Liens................   $497,174,508     15,077      100.00%     $ 32,976       6.893%     297.00       703         89.0%
                              --------------- ---------- -------------
    Total                      $497,174,508     15,077      100.00%
                              =============== ========== =============




                                          Delinquency Status for the Group 1 Mortgage Loans

                                                                                                            Weighted
                                                          Percent of                Weighted    Weighted     Average     Weighted
                                 Aggregate      Number     Aggregate     Average     Average    Average      Credit       Average
                                 Principal        of       Principal     Current      Gross    Remaining     Bureau      Combined
                                  Balance      Mortgage     Balance     Principal   Mortgage      Term        Risk       Loan-to-
       Delinquency Status       Outstanding      Loans    Outstanding    Balance      Rate      (months)      Score     Value Ratio
----------------------------- --------------- ---------- ------------- ----------- ----------- ------------ ----------- ------------
Current.....................   $492,504,861     14,932       99.06%     $ 32,983       6.888%     297.01       703         89.1%
30 - 59 Days................      4,599,764        144        0.93        31,943       7.453      296.08       684         86.3
90 + Days...................         69,884          1        0.01        69,884       7.625      289.00       659         90.0
                              --------------- ---------- -------------
    Total                      $497,174,508     15,077      100.00%
                              =============== ========== =============




                                           Origination Year for the Group 1 Mortgage Loans

                                                                                                            Weighted
                                                          Percent of                Weighted    Weighted     Average     Weighted
                                 Aggregate      Number     Aggregate     Average     Average    Average      Credit       Average
                                 Principal        of       Principal     Current      Gross    Remaining     Bureau      Combined
                                  Balance      Mortgage     Balance     Principal   Mortgage      Term        Risk       Loan-to-
        Origination Year        Outstanding      Loans    Outstanding    Balance      Rate      (months)      Score     Value Ratio
----------------------------- --------------- ---------- ------------- ----------- ----------- ------------ ----------- ------------
1997........................   $     26,042          1        0.01%     $ 26,042       7.500%     218.00       655         90.0%
1998........................         19,824          1         (1)        19,824       7.500      221.00       651         90.0
2002........................         43,800          1        0.01        43,800       7.000      277.00       741        100.0
2003........................     12,488,497        353        2.51        35,378       6.888      302.53       691         93.7
2004........................    484,596,345     14,721       97.47        32,919       6.893      296.86       703         88.9
                              --------------- ---------- -------------
    Total                      $497,174,508     15,077      100.00%
                              =============== ========== =============

______________
/(1)/ Less than 0.01%.


                                                            Loan Group 2

                                          Principal Balances for the Group 2 Mortgage Loans

                                                                                                            Weighted
                                                          Percent of                Weighted    Weighted     Average     Weighted
                                 Aggregate      Number     Aggregate     Average     Average    Average      Credit       Average
                                 Principal        of       Principal     Current      Gross    Remaining     Bureau      Combined
     Range of Principal           Balance      Mortgage     Balance     Principal   Mortgage      Term        Risk       Loan-to-
        Balances ($)            Outstanding      Loans    Outstanding    Balance      Rate      (months)      Score     Value Ratio
----------------------------- --------------- ---------- ------------- ----------- ----------- ------------ ----------- ------------
      0.01 -    10,000.00...   $    509,804         92        0.10%     $   5,541      5.961%     296.17       718         82.2%
 10,000.01 -    20,000.00...      4,547,771        284        0.90         16,013      6.615      297.69       707         83.4
 20,000.01 -    30,000.00...     10,438,074        403        2.08         25,901      6.713      297.36       702         85.4
 30,000.01 -    40,000.00...     16,648,909        458        3.31         36,351      6.587      296.93       708         86.8
 40,000.01 -    50,000.00...     26,712,270        586        5.31         45,584      6.536      295.95       705         86.2
 50,000.01 -    60,000.00...     34,728,931        623        6.91         55,745      6.742      296.50       714         89.7
 60,000.01 -    70,000.00...     40,069,854        611        7.97         65,581      6.853      296.63       719         91.2
 70,000.01 -    80,000.00...     47,216,014        630        9.39         74,946      6.969      297.27       711         92.6
 80,000.01 -    90,000.00...     37,592,128        441        7.48         85,243      6.978      296.40       712         91.3
 90,000.01 -   100,000.00...     48,860,821        504        9.72         96,946      6.860      296.43       706         89.5
100,000.01 -   125,000.00...     43,109,876        384        8.57        112,265      6.713      297.00       712         90.9
125,000.01 -   150,000.00...     47,340,991        334        9.41        141,739      6.367      296.55       707         84.8
150,000.01 -   175,000.00...     16,505,852        101        3.28        163,424      6.251      296.86       714         86.2
175,000.01 -   200,000.00...     16,109,689         85        3.20        189,526      6.083      296.68       711         83.3
200,000.01 -   225,000.00...     13,364,590         63        2.66        212,136      6.215      296.45       713         85.9
225,000.01 -   250,000.00...     16,857,007         70        3.35        240,814      5.841      296.77       711         80.3
250,000.01 -   275,000.00...      7,620,090         29        1.52        262,762      5.972      296.20       718         84.3
275,000.01 -   300,000.00...     11,067,993         38        2.20        291,263      6.144      297.09       705         79.0
300,000.01 -   325,000.00...      4,382,103         14        0.87        313,007      6.257      296.72       730         82.4
325,000.01 -   350,000.00...      7,179,142         21        1.43        341,864      5.679      297.58       718         83.0
350,000.01 -   375,000.00...      3,251,387          9        0.65        361,265      4.735      296.21       740         86.7
375,000.01 -   400,000.00...      3,513,029          9        0.70        390,337      6.104      297.12       688         84.7
400,000.01 -   425,000.00...      3,301,715          8        0.66        412,714      6.102      296.74       751         85.6
425,000.01 -   450,000.00...      3,502,445          8        0.70        437,806      5.291      297.36       723         79.5
450,000.01 -   475,000.00...        946,985          2        0.19        473,493      5.684      291.00       655        100.0
475,000.01 -   500,000.00...      7,936,073         16        1.58        496,005      5.796      297.31       740         82.5
500,000.01 -   525,000.00...      1,548,250          3        0.31        516,083      7.048      297.00       707         83.4
525,000.01 -   550,000.00...      2,175,298          4        0.43        543,824      6.623      296.75       723         74.9
550,000.01 -   575,000.00...        564,000          1        0.11        564,000      6.625      296.00       650         80.0
575,000.01 -   600,000.00...      2,971,284          5        0.59        594,257      6.154      297.00       712         85.9
600,000.01 -   625,000.00...        611,840          1        0.12        611,840      6.625      298.00       657         80.0
625,000.01 -   650,000.00...        650,000          1        0.13        650,000      6.750      298.00       664         87.8
675,000.01 -   700,000.00...      3,450,046          5        0.69        690,009      5.537      295.99       743         80.4
700,000.01 -   725,000.00...        710,001          1        0.14        710,001      7.375      298.00       723         95.0
725,000.01 -   750,000.00...      3,725,988          5        0.74        745,198      5.749      296.60       712         81.9
775,000.01 -   800,000.00...      1,595,707          2        0.32        797,853      5.881      297.00       691         82.5
850,000.01 -   875,000.00...        865,664          1        0.17        865,664      4.000      297.00       755         67.5
875,000.01 -   900,000.00...      1,798,751          2        0.36        899,375      5.312      296.50       707         89.6
900,000.01 -   925,000.00...        917,200          1        0.18        917,200      7.750      297.00       702         90.0
925,000.01 -   950,000.00...        950,000          1        0.19        950,000      5.500      298.00       625         55.7
950,000.01 -   975,000.00...        958,568          1        0.19        958,568      4.875      290.00       765        100.0
975,000.01 - 1,000,000.00...      3,000,000          3        0.60      1,000,000      6.625      298.00       717         84.7
Greater than 1,000,000.00...      3,019,121          2        0.60      1,509,560      4.500      295.48       678         80.7
                              --------------- ---------- -------------
        Total                  $502,825,260      5,862      100.00%
                              =============== ========== =============



      As of the Statistical Calculation Date, the average principal balance of the statistical calculation mortgage loans in loan group 2 was approximately $85,777.


                                            Loan Programs for the Group 2 Mortgage Loans

                                                                                                           Weighted
                                                          Percent of               Weighted    Weighted     Average       Weighted
                                 Aggregate      Number     Aggregate    Average     Average    Average       Credit       Average
                                 Principal        of       Principal    Current      Gross    Remaining      Bureau       Combined
                                  Balance      Mortgage     Balance    Principal   Mortgage      Term         Risk        Loan-to-
Description of Loan Programs    Outstanding      Loans    Outstanding   Balance      Rate      (months)      Score      Value Ratio
----------------------------- --------------- ---------- ------------- ----------- ----------- ------------ ----------- ------------
10 Year Draw, 20 Year Repay.   $  2,555,103         45        0.51%     $56,780       4.996%     350.92       712         100.0%
10 Year Draw,  0 Year Repay.        903,300         13        0.18       69,485       5.603      106.13       735         100.0
 5 Year Draw,  5 Year Repay.         57,750          1        0.01       57,750       7.000      117.00       815          95.0
10 Year Draw, 15 Year Repay.    499,248,486      5,802       99.29       86,048       6.531      296.79       711          87.4
15 Year Draw, 10 Year Repay.         60,622          1        0.01       60,622       7.250      297.00       656          89.5
                              --------------- ---------- -------------
       Total                   $502,825,260      5,862      100.00%
                              =============== ========== =============





                                              Loan Rates for the Group 2 Mortgage Loans

                                                                                                             Weighted
                                                          Percent of                Weighted    Weighted     Average       Weighted
                                 Aggregate      Number     Aggregate     Average     Average    Average       Credit       Average
                                 Principal        of       Principal     Current      Gross    Remaining      Bureau       Combined
                                  Balance      Mortgage     Balance     Principal   Mortgage      Term         Risk        Loan-to-
    Range of Loans Rates (%)    Outstanding      Loans    Outstanding    Balance      Rate      (months)      Score      Value Ratio
----------------------------- --------------- ---------- ------------- ----------- ----------- ------------ ----------- ------------
Less than or equal to 3.000.   $  8,287,586        120        1.65%     $69,063       3.000%     297.78       710          91.1%
 3.001 -  3.500............       1,742,138         19        0.35       91,691       3.250      298.30       704          87.0
 3.501 -  4.000............       5,409,355         28        1.08      193,191       3.924      297.32       748          75.2
 4.001 -  4.500............      42,363,160        373        8.43      113,574       4.480      295.59       731          79.2
 4.501 -  5.000............      48,307,532        490        9.61       98,587       4.914      297.50       726          76.9
 5.001 -  5.500............      51,475,354        482       10.24      106,795       5.362      297.64       710          80.1
 5.501 -  6.000............      30,079,813        322        5.98       93,416       5.807      296.56       685          79.6
 6.001 -  6.500............      41,534,430        577        8.26       71,983       6.354      295.29       717          87.2
 6.501 -  7.000............      92,185,763      1,213       18.33       75,998       6.858      296.51       724          91.8
 7.001 -  7.500............      62,154,130        786       12.36       79,077       7.309      296.90       699          91.0
 7.501 -  8.000............      72,301,689        854       14.38       84,662       7.964      296.81       712          97.0
 8.001 -  8.500............      20,944,234        221        4.17       94,770       8.297      296.86       705          95.0
 8.501 -  9.000............      12,048,946        151        2.4        79,794       8.880      296.95       682          95.6
 9.001 -  9.500............       3,667,041         57        0.73       64,334       9.288      296.88       680          95.8
 9.501 - 10.000............       1,135,225         16        0.23       70,952       9.762      296.59       704          88.9
10.001 - 10.500............       2,151,532         33        0.43       65,198      10.303      297.94       640          83.8
10.501 - 11.000............       6,872,331        117        1.37       58,738      10.686      295.61       609          82.0
11.001 - 11.500............         165,000          3        0.03       55,000      11.250      298.09       641          78.5
                              --------------- ---------- -------------
        Total                  $502,825,260      5,862      100.00%
                              =============== ========== =============

      As of the Statistical Calculation Date, the weighted average loan rate of the statistical calculation mortgage loans in loan group 2 was approximately 6.522%.


                                Months Remaining to Scheduled Maturity for the Group 2 Mortgage Loans

                                                                                                            Weighted
                                                          Percent of               Weighted    Weighted     Average       Weighted
                                 Aggregate      Number     Aggregate    Average     Average    Average       Credit       Average
                                 Principal        of       Principal    Current      Gross    Remaining      Bureau       Combined
  Range of Months Remaining to    Balance      Mortgage     Balance    Principal   Mortgage      Term         Risk        Loan-to-
       Scheduled Maturity       Outstanding      Loans    Outstanding   Balance      Rate      (months)      Score      Value Ratio
----------------------------- --------------- ---------- ------------- ----------- ----------- ------------ ----------- ------------
 85 -  96...................   $     99,745          1        0.02%     $99,745       4.500%      85.00       700         100.0%
 97 - 108...................        194,890          3        0.04       64,963       6.355      108.00       720         100.0
109 - 120...................        666,415         10        0.13       66,641       5.669      109.69       752          99.6
277 - 288...................        594,141         15        0.12       39,609       8.996      286.69       650          85.0
289 - 300...................    498,714,966      5,788       99.18       86,164       6.528      296.80       712          87.4
337 - 348...................         35,775          2        0.01       17,888       6.500      347.45       672         100.0
349 - 360...................      2,519,328         43        0.50       58,589       4.975      350.97       713         100.0
                              --------------- ---------- -------------
       Total                   $502,825,260      5,862      100.00%
                              =============== ========== =============

      As of the Statistical Calculation Date, the weighted average remaining months to scheduled maturity of the statistical calculation mortgage loans in loan group 2 was approximately 297.

      The above table assumes that the draw period for the mortgage loans with (a) five year draw periods and fifteen year repayment periods will be extended for an additional five years and (b) five year draw periods and ten year repayment periods will not be extended.




                                    Combined Loan-to-Value Ratios for the Group 2 Mortgage Loans

                                                                                                            Weighted
                                                          Percent of               Weighted    Weighted      Average      Weighted
                                 Aggregate      Number     Aggregate    Average     Average    Average       Credit        Average
                                 Principal        of       Principal    Current      Gross    Remaining      Bureau       Combined
   Range of Combined              Balance      Mortgage     Balance    Principal   Mortgage      Term         Risk        Loan-to-
  Loan-to-Value Ratio (%)       Outstanding      Loans    Outstanding   Balance      Rate      (months)       Score      Value Ratio
----------------------------- --------------- ---------- ------------- ----------- ----------- ------------ ----------- ------------
 0.01 -  10.00..............   $     61,466         1        0.01%     $61,466       7.50%      296.00       730            8.7%
10.01 -  20.00..............         44,000         1        0.01       44,000       4.500      296.00       789           16.3
20.01 -  30.00..............         61,400         2        0.01       30,700       5.893      297.81       730           25.6
30.01 -  40.00..............      2,480,857        21        0.49      118,136       5.049      296.61       736           35.3
40.01 -  50.00..............      2,786,359        35        0.55       79,610       4.966      296.68       717           47.2
50.01 -  60.00..............     11,201,691       113        2.23       99,130       5.288      296.96       699           55.5
60.01 -  70.00..............     40,224,407       396        8.00      101,577       5.220      296.95       714           66.4
70.01 -  80.00..............     84,962,451       815       16.90      104,248       5.522      296.96       705           77.7
80.01 -  90.00..............    157,667,892     2,056       31.36       76,687       6.764      296.99       702           88.7
90.01 - 100.00..............    203,334,738     2,422       40.44       83,953       7.116      296.30       721           97.9
                              --------------- ---------- -------------
       Total                   $502,825,260     5,862      100.00%
                              =============== ========== =============

      As of the Statistical Calculation Date, the weighted combined average loan-to-value ratio of the statistical calculation mortgage loans in loan group 2 was approximately 87.50%.


     The geographic location used for the following table is determined by the address of the mortgaged property securing the related mortgage loan.

                                       Geographic Distribution for the Group 2 Mortgage Loans

                                                                                                            Weighted
                                                         Percent of                Weighted    Weighted      Average      Weighted
                                 Aggregate     Number     Aggregate     Average     Average    Average       Credit        Average
                                 Principal       of       Principal     Current      Gross    Remaining      Bureau       Combined
                                  Balance     Mortgage     Balance     Principal   Mortgage      Term         Risk        Loan-to-
            State               Outstanding     Loans    Outstanding    Balance      Rate      (months)       Score      Value Ratio
----------------------------- --------------- ---------- ------------- ----------- ----------- ------------ ----------- ------------
Alaska......................   $    429,944         7        0.09%     $  61,421      7.208%     297.39        681           94.0%
Alabama.....................      1,597,219        28        0.32         57,044      6.515      297.11        722           89.8
Arizona.....................      7,728,777        95        1.54         81,356      6.660      297.05        703           89.5
California..................    282,500,862     3,024       56.18         93,420      6.552      296.73        711           86.7
Colorado....................     12,017,682       149        2.39         80,656      6.204      297.10        719           90.1
Connecticut.................      5,127,641        44        1.02        116,537      5.807      297.30        731           78.6
District of Columbia........      1,137,349        14        0.23         81,239      7.035      296.58        700           91.2
Delaware....................        318,594         8        0.06         39,824      7.589      297.07        698           90.9
Florida.....................     27,708,416       299        5.51         92,670      6.581      295.14        707           90.4
Georgia.....................      4,470,688        64        0.89         69,855      6.464      297.52        709           89.8
Hawaii......................      7,157,802        90        1.42         79,531      6.520      297.08        716           84.1
Iowa........................         60,759         2        0.01         30,379      6.712      297.00        711           91.5
Idaho.......................        908,190        17        0.18         53,423      6.845      296.52        739           95.7
Illinois....................     15,456,435       173        3.07         89,344      6.216      297.01        716           87.6
Indiana.....................      1,296,857        26        0.26         49,879      6.311      297.12        713           89.2
Kansas......................        262,610         6        0.05         43,768      6.909      297.34        709           92.5
Kentucky....................        747,844        16        0.15         46,740      6.954      287.70        681           93.7
Louisiana...................        926,353        17        0.18         54,491      7.130      296.54        706           92.0
Massachusetts...............     16,506,868       179        3.28         92,217      6.421      297.79        711           87.5
Maryland....................      7,295,732        93        1.45         78,449      6.428      298.83        692           85.7
Maine.......................        590,093         6        0.12         98,349      6.976      294.61        710           95.2
Michigan....................      3,347,084        55        0.67         60,856      6.345      303.20        703           90.0
Minnesota...................      2,468,616        42        0.49         58,777      6.723      296.87        709           89.1
Missouri....................        772,005        13        0.15         59,385      6.137      297.66        732           85.5
Mississippi.................        139,428         2        0.03         69,714      7.287      296.29        718           98.6
Montana.....................        144,599         2        0.03         72,300      8.622      296.62        693           85.6
North Carolina..............      2,228,395        44        0.44         50,645      6.820      297.20        707           90.9
North Dakota................         81,246         1        0.02         81,246      6.875      296.00        701           89.5
Nebraska....................        224,903         4        0.04         56,226      6.830      309.89        742           91.9
New Hampshire...............      1,094,319        13        0.22         84,178      5.961      302.05        716           77.6
New Jersey..................     18,409,984       257        3.66         71,634      6.419      296.13        711           87.0
New Mexico..................        342,858         4        0.07         85,715      5.176      292.61        767           93.4
Nevada......................     13,129,868       182        2.61         72,142      7.079      296.95        713           90.2
New York....................     22,856,737       274        4.55         83,419      6.315      297.05        710           87.3
Ohio........................      2,967,683        57        0.59         52,065      6.631      296.11        722           92.3
Oklahoma....................        332,380         9        0.07         36,931      7.642      297.00        701           90.6
Oregon......................      2,581,407        35        0.51         73,754      7.139      297.46        712           92.7
Pennsylvania................      5,101,109        65        1.01         78,479      6.186      294.14        719           90.6
Rhode Island................        898,616        11        0.18         81,692      6.975      297.30        723           93.3
South Carolina..............      1,089,759        14        0.22         77,840      6.701      296.29        725           93.4
South Dakota................         25,579         1        0.01         25,579      7.000      297.00        715          100.0
Tennessee...................        884,190        22        0.18         40,190      7.381      296.68        721           95.9
Texas.......................        643,647        12        0.13         53,637      6.925      297.51        754           95.0
Utah........................      1,286,509        21        0.26         61,262      7.100      296.75        736           88.2
Virginia....................     12,808,317       165        2.55         77,626      6.496      296.07        716           89.0
Vermont.....................         16,112         1        0.00         16,112      4.875      297.00        728           66.6
Washington..................     12,394,966       158        2.47         78,449      6.475      296.07        715           89.3
Wisconsin...................      1,580,847        30        0.31         52,695      6.027      291.50        706           88.6
West Virginia...............        127,436         3        0.03         42,479      7.000      215.43        765           95.0
Wyoming.....................        599,943         8        0.12         74,993      5.393      297.30        716           67.0
                              --------------- ---------- -------------
        Total                  $502,825,260     5,862      100.00%
                              =============== ========== =============


                                 Credit Scores for the Mortgage Loans for the Group 2 Mortgage Loans

                                                                                                            Weighted
                                                         Percent of                Weighted    Weighted      Average      Weighted
                                 Aggregate     Number     Aggregate     Average     Average    Average       Credit        Average
                                 Principal       of       Principal     Current      Gross    Remaining      Bureau       Combined
                                  Balance     Mortgage     Balance     Principal   Mortgage      Term         Risk        Loan-to-
       Range of Credit Scores   Outstanding     Loans    Outstanding    Balance      Rate      (months)       Score      Value Ratio
----------------------------- --------------- ---------- ------------- ----------- ----------- ------------ ----------- ------------
841 - 850...................   $     70,600        1        0.01%     $  70,600      8.000%     300.00       842          100.0%
821 - 840...................      1,500,660       16        0.30         93,791      5.182      296.96       829           80.8
801 - 820...................      5,732,616       69        1.14         83,081      6.008      294.96       809           86.9
781 - 800...................     25,100,883      275        4.99         91,276      5.964      295.91       789           87.1
761 - 780...................     47,864,124      547        9.52         87,503      6.185      296.36       770           88.1
741 - 760...................     59,010,699      709       11.74         83,231      6.267      296.67       750           87.8
721 - 740...................     79,983,701      919       15.91         87,033      6.468      297.01       730           89.2
701 - 720...................     84,387,237    1,005       16.78         83,967      6.507      296.40       710           88.7
681 - 700...................     69,283,410      761       13.78         91,043      6.590      296.80       691           87.7
661 - 680...................     59,567,756      680       11.85         87,600      6.573      297.16       670           87.1
641 - 660...................     37,396,169      435        7.44         85,968      6.938      297.04       651           84.6
621 - 640...................     23,327,715      311        4.64         75,009      7.021      297.01       631           82.8
601 - 620...................      6,483,344       79        1.29         82,068      7.801      295.94       613           85.4
581 - 600...................      2,217,223       35        0.44         63,349     10.443      295.49       592           81.2
561 - 580...................        465,897       12        0.09         38,825     10.108      296.00       572           78.0
560 or less.................        433,225        8        0.09         54,153     10.652      297.14       543           81.9
                              --------------- ---------- -------------
       Total                   $502,825,260    5,862      100.00%
                              =============== ========== =============

      As of the Statistical Calculation Date, the weighted average credit score of the statistical calculation mortgage loans in loan group 2 was approximately 712.




                                            Property Type for the Group 2 Mortgage Loans
                                                                                                            Weighted
                                                         Percent of                Weighted    Weighted      Average      Weighted
                                 Aggregate     Number     Aggregate     Average     Average    Average       Credit        Average
                                 Principal       of       Principal     Current      Gross    Remaining      Bureau       Combined
                                  Balance     Mortgage     Balance     Principal   Mortgage      Term         Risk        Loan-to-
        Property Type           Outstanding     Loans    Outstanding    Balance      Rate      (months)       Score      Value Ratio
----------------------------- --------------- ---------- ------------- ----------- ----------- ------------ ----------- ------------
Single Family................. $339,056,023    3,921       67.43%     $  86,472      6.469%     296.58       710           87.0%
Planned Unit Development (PUD)  106,242,290    1,199       21.13         88,609      6.530      296.92       711           87.9
Low-rise Condominium..........   33,381,069      479        6.64         69,689      6.755      297.05       724           90.5
2 - 4 Units ..................   19,986,179      220        3.97         90,846      6.983      296.78       715           89.5
High-rise Condominium.........    4,159,699       43        0.83         96,737      6.468      297.10       737           85.6
                              --------------- ---------- -------------
       Total                   $502,825,260    5,862      100.00%
                              =============== ========== =============


                                            Gross Margins for the Group 2 Mortgage Loans
                                                                                                             Weighted
                                                           Percent of               Weighted    Weighted     Average       Weighted
                                 Aggregate     Number      Aggregate     Average     Average    Average       Credit       Average
                                 Principal       of        Principal     Current      Gross    Remaining      Bureau       Combined
                                  Balance     Mortgage      Balance     Principal   Mortgage      Term         Risk        Loan-to-
Range of Gross Margins (%)      Outstanding     Loans     Outstanding    Balance      Rate      (months)      Score      Value Ratio
----------------------------- --------------- ---------- ------------- ----------- ----------- ------------ ----------- ------------
Less than or equal to 0.000.   $ 46,441,047      388        9.24%      $ 119,693      4.424%     296.39       735          78.6%
0.001 - 0.250...............      6,378,437       77        1.27          82,837      4.710      296.74       709          71.5
0.251 - 0.500...............     42,133,517      411        8.38         102,515      4.917      296.84       728          77.3
0.501 - 0.750...............     18,319,552      175        3.64         104,683      5.047      297.81       715          79.2
0.751 - 1.000...............     34,565,452      324        6.87         106,683      5.421      297.44       708          80.7
1.001 - 1.250...............     18,428,199      220        3.66          83,765      5.618      297.38       673          76.9
1.251 - 1.500...............     12,548,143      118        2.50         106,340      5.792      295.39       705          84.6
1.501 - 1.750...............     13,357,675      142        2.66          94,068      5.971      292.97       705          84.0
1.751 - 2.000...............     30,251,733      462        6.02          65,480      6.345      296.59       722          88.8
2.001 - 2.250...............     31,671,438      411        6.30          77,059      6.622      296.98       709          88.1
2.251 - 2.500...............     62,635,272      825       12.46          75,922      6.862      296.38       732          93.7
2.501 - 2.750...............     40,381,939      506        8.03          79,806      7.132      296.87       711          91.6
2.751 - 3.000...............     22,422,652      304        4.46          73,759      7.327      296.91       674          90.1
3.001 - 3.250...............      9,407,928       90        1.87         104,533      7.382      297.37       704          91.8
3.251 - 3.500...............     65,120,780      783       12.95          83,168      7.950      296.80       714          97.6
3.501 - 3.750...............     12,244,072      140        2.44          87,458      8.079      296.90       706          94.7
3.751 - 4.000...............      9,038,511       87        1.80         103,891      8.427      296.85       702          95.3
4.001 - 4.250...............      4,893,745       68        0.97          71,967      8.486      296.97       687          93.4
4.251 - 4.500...............      7,815,913       93        1.55          84,042      8.636      296.98       678          96.8
4.501 - 4.750...............      1,945,691       33        0.39          58,960      9.162      297.15       689          96.2
4.751 - 5.000...............      1,930,117       26        0.38          74,235      8.735      296.72       668          95.2
5.001 - 5.250...............        993,897       14        0.20          70,993      9.588      296.37       716          91.6
5.251 - 5.500...............        191,130        4        0.04          47,783      8.903      297.80       633          77.9
5.501 - 5.750...............        509,257        8        0.10          63,657     10.195      295.59       680          83.3
5.751 - 6.000...............        397,411        5        0.08          79,482     10.375      297.63       654          87.0
6.001 - 6.250...............      6,559,795      107        1.30          61,306     10.123      296.48       618          83.3
6.251 - 6.500...............      2,076,956       38        0.41          54,657     10.689      295.72       586          77.5
6.501 - 6.750...............        165,000        3        0.03          55,000     11.250      298.09       641          78.5
                              --------------- ---------- -------------
       Total                   $502,825,260    5,862      100.00%
                              =============== ========== =============

      As of the Statistical Calculation Date, the weighted average gross margin of the statistical calculation mortgage loans in loan group 2 was approximately 2.112%.


     The credit limit utilization rates in the following table are determined by dividing the principal balance as of the Statistical Calculation Date for the particular grouping by the aggregate of the credit limits of the related credit line agreements.


                                    Credit Limit Utilization Rates for the Group 2 Mortgage Loans

                                                                                                            Weighted
                                                         Percent of                Weighted    Weighted      Average      Weighted
                                 Aggregate     Number     Aggregate     Average     Average    Average       Credit        Average
                                 Principal       of       Principal     Current      Gross    Remaining      Bureau       Combined
       Range of Credit            Balance     Mortgage     Balance     Principal   Mortgage      Term         Risk        Loan-to-
 Limit Utilization Rates (%)    Outstanding     Loans    Outstanding    Balance      Rate      (months)       Score      Value Ratio
----------------------------- --------------- ---------- ------------- ----------- ----------- ------------ ----------- ------------
 0.01 -  10.00..............   $    908,023       76        0.18%     $  11,948      5.243%     296.56       729           72.9%
10.01 -  20.00..............      2,842,852      106        0.57         26,819      5.562      297.07       728           75.4
20.01 -  30.00..............      4,221,819      113        0.84         37,361      5.484      296.21       733           75.8
30.01 -  40.00..............      5,158,594      122        1.03         42,284      5.587      297.23       723           79.9
40.01 -  50.00..............      7,794,283      140        1.55         55,673      5.772      296.62       720           77.9
50.01 -  60.00..............     10,277,766      162        2.04         63,443      5.768      296.87       712           78.1
60.01 -  70.00..............     14,941,049      174        2.97         85,868      5.670      296.74       716           79.5
70.01 -  80.00..............     21,880,621      200        4.35        109,403      5.582      295.78       715           82.8
80.01 -  90.00..............     24,742,728      251        4.92         98,577      5.743      296.17       715           84.1
90.01 - 100.00..............    410,057,524    4,518       81.55         90,761      6.715      296.77       710           89.0
                              --------------- ---------- -------------
       Total                   $502,825,260    5,862      100.00%
                              =============== ========== =============

      As of the Statistical Calculation Date, the average credit limit utilization rate of the statistical calculation mortgage loans in loan group 2 was approximately 88.97%.




                                          Maximum Loan Rates for the Group 2 Mortgage Loans


                                                                                                            Weighted
                                                         Percent of                Weighted    Weighted      Average      Weighted
                                 Aggregate     Number     Aggregate     Average     Average    Average       Credit        Average
                                 Principal       of       Principal     Current      Gross    Remaining      Bureau       Combined
                                  Balance     Mortgage     Balance     Principal   Mortgage      Term         Risk        Loan-to-
      Maximum Loan Rates (%)    Outstanding     Loans    Outstanding    Balance      Rate      (months)       Score      Value Ratio
----------------------------- --------------- ---------- ------------- ----------- ----------- ------------ ----------- ------------
11.949......................   $    313,324        1        0.06%     $ 313,324      4.500%     298.00       681           61.7%
16.000......................      2,461,437       46        0.49         53,509      6.780      296.93       709           91.3
17.000......................     28,020,594      307        5.57         91,272      6.598      296.51       708           90.4
18.000......................    462,963,842    5,357       92.07         86,422      6.446      296.72       714           87.4
21.000......................      9,066,064      151        1.80         60,040     10.130      296.15       613           81.2
                              --------------- ---------- -------------
       Total                   $502,825,260    5,862      100.00%
                              =============== ========== =============

      As of the Statistical Calculation Date, the weighted average maximum loan rate of the statistical calculation mortgage loans in loan group 2 was approximately 17.850%.


                                            Credit Limits for the Group 2 Mortgage Loans

                                                                                                            Weighted
                                                         Percent of                Weighted    Weighted      Average      Weighted
                                 Aggregate     Number     Aggregate     Average     Average    Average       Credit        Average
                                 Principal       of       Principal     Current      Gross    Remaining      Bureau       Combined
                                  Balance     Mortgage     Balance     Principal   Mortgage      Term         Risk        Loan-to-
 Range of Credit Limits ($)     Outstanding     Loans    Outstanding    Balance      Rate      (months)       Score      Value Ratio
----------------------------- --------------- ---------- ------------- ----------- ----------- ------------ ----------- ------------
      0.01 -    10,000.00...   $      7,004        2           (1)%   $   3,502      6.048%     295.00        769           79.2%
 10,000.01 -    20,000.00...      2,353,626      149          0.47       15,796      7.181      298.34        697           87.6
 20,000.01 -    30,000.00...      6,493,016      266          1.29       24,410      7.231      297.31        692           88.7
 30,000.01 -    40,000.00...     11,940,081      355          2.37       33,634      6.790      296.60        706           88.9
 40,000.01 -    50,000.00...     23,706,281      585          4.71       40,524      6.620      296.41        704           87.0
 50,000.01 -    60,000.00...     30,097,331      569          5.99       52,895      6.890      296.86        714           91.1
 60,000.01 -    70,000.00...     36,160,302      582          7.19       62,131      6.962      296.08        718           92.2
 70,000.01 -    80,000.00...     46,579,395      672          9.26       69,315      7.037      297.29        712           93.4
 80,000.01 -    90,000.00...     35,633,541      449          7.09       79,362      7.052      296.27        713           92.1
 90,000.01 -   100,000.00...     58,480,989      718         11.63       81,450      6.719      296.53        704           87.8
100,000.01 -   125,000.00...     40,000,149      391          7.96      102,302      6.792      297.14        711           91.8
125,000.01 -   150,000.00...     53,626,731      448         10.67      119,703      6.358      296.57        707           84.4
150,000.01 -   175,000.00...     14,788,854      101          2.94      146,424      6.328      296.93        716           87.4
175,000.01 -   200,000.00...     17,998,542      122          3.58      147,529      5.962      296.61        716           82.1
200,000.01 -   225,000.00...     13,282,685       75          2.64      177,102      6.261      296.56        713           85.8
225,000.01 -   250,000.00...     16,618,903       88          3.31      188,851      5.776      296.86        715           80.0
250,000.01 -   275,000.00...      5,645,210       25          1.12      225,808      6.654      296.89        707           87.0
275,000.01 -   300,000.00...     14,692,323       71          2.92      206,934      5.968      296.80        708           80.2
300,000.01 -   325,000.00...      3,837,483       14          0.76      274,106      6.109      296.70        722           84.6
325,000.01 -   350,000.00...      9,098,106       34          1.81      267,591      5.696      296.93        730           82.7
350,000.01 -   375,000.00...      3,501,973       11          0.70      318,361      5.051      295.95        724           83.3
375,000.01 -   400,000.00...      4,345,745       15          0.86      289,716      5.624      296.89        709           83.6
400,000.01 -   425,000.00...      3,928,660       11          0.78      357,151      6.154      296.70        750           85.9
425,000.01 -   450,000.00...      3,086,220       11          0.61      280,565      5.357      297.55        719           82.3
450,000.01 -   475,000.00...      1,944,225        5          0.39      388,845      6.061      293.98        683           92.7
475,000.01 -   500,000.00...     11,826,881       38          2.35      311,234      5.379      296.87        736           77.6
500,000.01 -   525,000.00...      1,757,422        4          0.35      439,356      6.744      297.00        713           82.5
525,000.01 -   550,000.00...      1,872,100        4          0.37      468,025      5.997      296.84        732           72.5
550,000.01 -   575,000.00...        564,000        1          0.11      564,000      6.625      296.00        650           80.0
575,000.01 -   600,000.00...      2,266,286        5          0.45      453,257      6.181      297.12        696           87.5
600,000.01 -   625,000.00...        691,840        2          0.14      345,920      6.697      298.00        664           81.5
625,000.01 -   650,000.00...      1,070,250        3          0.21      356,750      6.219      297.54        687           83.9
675,000.01 -   700,000.00...      2,088,039        4          0.42      522,010      7.122      295.92        719           92.3
700,000.01 -   725,000.00...      1,200,001        2          0.24      600,001      6.507      298.00        688           93.0
725,000.01 -   750,000.00...      3,460,115        5          0.69      692,023      5.822      297.14        712           78.7
775,000.01 -   800,000.00...      1,400,000        2          0.28      700,000      6.714      297.57        722           91.4
875,000.01 -   900,000.00...      2,182,210        4          0.43      545,553      5.094      296.82        747           76.9
900,000.01 -   925,000.00...      1,617,200        2          0.32      808,600      6.506      296.57        734           79.2
925,000.01 -   950,000.00...        950,000        1          0.19      950,000      5.500      298.00        625           55.7
950,000.01 -   975,000.00...        750,000        1          0.15      750,000      6.625      295.00        761          100.0
975,000.01 - 1,000,000.00...      7,339,095       10          1.46      733,910      5.633      296.23        718           82.0
Greater than 1,000,000.00...      3,942,446        5          0.78      788,489      4.378      295.64        689           80.2
                              --------------- ---------- -------------
       Total                   $502,825,260    5,862        100.00%
                              =============== ========== =============

_____________________
     (1) Less than 0.01%.


      As of the Statistical Calculation Date, the average credit limit of the statistical calculation mortgage loans in loan group 2 was approximately $101,307.



                                            Lien Priority for the Group 2 Mortgage Loans

                                                                                                            Weighted
                                                         Percent of                Weighted    Weighted      Average      Weighted
                                 Aggregate     Number     Aggregate     Average     Average    Average       Credit        Average
                                 Principal       of       Principal     Current      Gross    Remaining      Bureau       Combined
                                  Balance     Mortgage     Balance     Principal   Mortgage      Term         Risk        Loan-to-
           Lien Priority        Outstanding     Loans    Outstanding    Balance      Rate      (months)       Score      Value Ratio
----------------------------- --------------- ---------- ------------- ----------- ----------- ------------ ----------- ------------
Second Liens................   $502,825,260    5,862      100.00%     $  85,777      6.522%     296.7        712           87.5%
                              --------------- ---------- -------------
       Total                   $502,825,260    5,862      100.00%
                              =============== ========== =============




                                          Delinquency Status for the Group 2 Mortgage Loans

                                                                                                             Weighted
                                                          Percent of                Weighted    Weighted      Average     Weighted
                                 Aggregate      Number     Aggregate     Average     Average    Average       Credit       Average
                                 Principal        of       Principal     Current      Gross    Remaining      Bureau      Combined
                                  Balance      Mortgage     Balance     Principal   Mortgage      Term         Risk       Loan-to-
        Delinquency Status      Outstanding      Loans    Outstanding    Balance      Rate      (months)       Score     Value Ratio
----------------------------- --------------- ---------- ------------- ----------- ----------- ------------ ----------- ------------
Current.....................   $497,322,374     5,801       98.91%     $  85,730      6.520%     296.69       712           87.5%
30 - 59 Days................   $  5,502,887        61        1.09%     $  90,211      6.619%     296.92       702           87.6
                              --------------- ---------- -------------
        Total                  $502,825,260     5,862      100.00%
                              =============== ========== =============





                                           Origination Year for the Group 2 Mortgage Loans

                                                                                                            Weighted
                                                         Percent of                Weighted    Weighted      Average      Weighted
                                 Aggregate     Number     Aggregate     Average     Average    Average       Credit        Average
                                 Principal       of       Principal     Current      Gross    Remaining      Bureau       Combined
                                  Balance     Mortgage     Balance     Principal   Mortgage      Term         Risk        Loan-to-
         Origination Year       Outstanding     Loans    Outstanding    Balance      Rate      (months)       Score      Value Ratio
----------------------------- --------------- ---------- ------------- ----------- ----------- ------------ ----------- ------------
2001.........................  $     99,745         1        0.02%      $  99,745     4.500%      85.00        700         100.0%
2003.........................     9,052,676       115        1.80          78,719     5.751      283.75        721          96.4
2004.........................   493,672,840     5,746       98.18          85,916     6.536      296.98        711          87.3
                              --------------- ---------- -------------
        Total                  $502,825,260     5,862      100.00%
                              =============== ========== =============


     Mortgage Loan Statistics
     ------------------------

     For purposes of this Form 8-K, "Tables" shall mean computer generated tables and/or charts describing the characteristics of the Mortgage Loans as of the applicable Cut-off Date. All percentages in the Tables were calculated based on the principal balance of the Initial Mortgage Loans as of theInitial Cut-off Date. The sum of the columns may not equal the respective totals due to rounding.

Section 9.
----------
Item 9.01.   Financial Statements, Pro Forma Financial Information and Exhibits.
----         ------------------------------------------------------------------

             (a) Not applicable.

             (b) Not applicable.

                                  SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CWABS, INC.


                                       By: /s/ Celia Coulter
                                           -------------------------
                                           Name:  Celia Coulter
                                           Title: Vice President



Dated:  October 15, 2004